UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2019 (June 12, 2019)

ADDUS HOMECARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX	75034
(Address of Principal Executive Offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ADUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Addus HomeCare Corporation (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) on June 12, 2019. At the Annual Meeting, a total of 12,328,843 shares of our common stock, out of a total of 13,177,598 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The Company’s stockholders (i) elected Susan T. Weaver and Jean Rush to serve as Class I directors for terms expiring at the 2022 annual meeting of the Company’s stockholders; (ii) ratified the selection of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor for fiscal year 2019; (iii) approved on an advisory, non-binding basis, the Company’s compensation of its named executive officers as set forth in the proxy statement filed on April 29, 2019 (the “Proxy Statement”); and (iv) approved on an advisory, non-binding basis, the frequency of One Year for holding a non-binding advisory vote on the compensation of executives as disclosed in the Proxy Statement. The votes on these matters were as follows:

(1)	The election of Susan T. Weaver and Jean Rush to serve as Class I directors for a term expiring at the 2022 annual meeting of the stockholders of the Company:

Name	For	Withhold Authority	Broker Non-Votes
(a) Susan T. Weaver	11,324,861	355,137	648,845
(b) Jean Rush	11,390,840	289,158	648,845

(2)	The ratification of the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
12,276,162	50,648	2,033	—

(3)	The approval, on an advisory, non-binding basis, of the Company’s compensation of its named executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
11,169,564	503,833	6,601	648,845

(4)	The approval, on an advisory, non-binding basis, of the frequency of holding a non-binding advisory vote on named executive officer compensation as set forth in the Proxy Statement:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
6,584,456	8,445	5,063,741	23,356	648,845

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: June 17, 2019	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer